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                                 EXHIBIT 10.22

                        RENEWAL AND EXTENSION AGREEMENT


         WHEREAS, National Education Corporation ("Borrower") executed a Revolving Line of Credit Note (the "Note") dated February 28, 1996, payable to the order of Steck-Vaughn Publishing Corporation ("Lender"), in the original principal sum of $10,000,000.00, secured by a Pledge and Security Agreement (the "Security Agreement") of even date between Borrower, as pledger, and Bankers Trust Company, as collateral agent, covering, among other collateral, all of the issued and outstanding shares of capital stock at any time owned by Borrower of Lender;

         WHEREAS, Borrower has requested Lender to extend the term of the Note;

         NOW, THEREFORE, Borrower and Lender agree that:

         1. After the effective date hereof, the Note shall be due and payable as follows, to wit:

                 Interest only shall be due and payable monthly as it accrues on the first day of each month beginning January 1, 1996 and continuing on the first day of each month thereafter until March 31, 1996 when the entire balance of unpaid principal and accrued, unpaid interest shall be due and payable in full. Each installment shall be applied first to the payment of accrued interest payable on the unpaid principal balance, with the remainder being applied to the reduction of principal.

         2. The principal balance of the Note from time to time remaining unpaid shall continue to bear interest at the rate of interest applicable thereto as set forth in the Note, provided that the interest payable shall not exceed the maximum amount that may be lawfully charged.

                 After default or maturity, principal and past-due interest shall bear interest at the rate of interest applicable thereto as set forth in the Note, provided that the interest payable shall not exceed the maximum amount that may be lawfully charged.

         3. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no

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                 contingency, whether by reason of demand for payment or
                 acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Note and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Note such excess shall be refunded to Borrower. All interest paid or agreed to be paid to the holder of the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread so that the interest thereon shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Borrower and Lender.

         4. Borrower hereby renews the Note and promises to pay to the order of Lender at its offices at 1025 Northern Boulevard, Roslyn, New York (or such other place of payment as the Lender shall notify Borrower) the stated principal sum of the Note, or so much thereof as may be advanced and remains unpaid, with interest as specified in the Note, as renewed and extended by this Renewal and Extension Agreement, and to perform all of Borrower's obligations under the Note, the Security Agreement, and any other documents pertaining thereto (the "Other Documents").

         5. Borrower covenants and warrants that the Note, the Security Agreement and the Other Documents are not in default after giving effect to the extension and renewal herein granted; there are no defenses, counterclaims or offsets to the Note, the Security Agreement or the Other Documents; that the Note and Security Agreement, as renewed and extended hereby, are in full force and effect, and that the Security Agreement shall continue to secure payment of the indebtedness evidenced by the Note as herein and hereafter renewed and extended.





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         6.      Borrower further covenants and warrants to Lender that the execution and delivery of this Renewal and Extension Agreement by Borrower will not be in contravention of or cause a default under any agreement to which Borrower is a party.

         7. The Note, as renewed and extended by this Renewal and Extension Agreement, shall be construed in accordance with the laws of the State of New York and the laws of the United States applicable to transactions in the State of New York.

         8. The Note, the Security Agreement and the Other Documents shall remain in full force and effect as renewed and extended by this Renewal and Extension Agreement.

         9. This Renewal and Extension Agreement may be executed in duplicate originals and each duplicate shall have the same force and effect as an original.


         EXECUTED to be effective as of December 31, 1996.


                                                        "BORROWER"

                                             NATIONAL EDUCATION CORPORATION



                                             By:
                                                 ------------------------------
                                                 Name:
                                                       ------------------------
                                                 Title:
                                                        -----------------------


                                                          "LENDER"

                                             STECK-VAUGHN PUBLISHING CORPORATION



                                             By:
                                                 ------------------------------
                                                 Name:
                                                       ------------------------
                                                 Title:
                                                        -----------------------




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